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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 7, 2005
                                                           --------------


                               F.N.B. CORPORATION
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             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


            001-31940                                 25-1255406
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    (Commission File Number)              (IRS Employer Identification No.)


One F.N.B. Boulevard, Hermitage, PA                                     16148
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (724) 981-6000
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 7, 2005, Tito L. Lima, the Controller and principal accounting officer of F.N.B. Corporation (the Corporation), informed the Corporation of his resignation, which will be effective May 13, 2005. Mr. Lima resigned in order to pursue another employment opportunity.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            F.N.B. CORPORATION
                                            (Registrant)



                                            By:    /s/Brian F. Lilly
                                                   -----------------------------
                                            Name:  Brian F. Lilly
                                            Title: Chief Financial Officer
                                                   (Principal Financial Officer)



Dated: April 12, 2005